Exhibit 99.1

Exhibit 99.1

Global • Growing • Unique

Investor Day 2014

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

RGA: A Global Leader

Reinsurance Group of America, Incorporated® (NYSE: RGA) is a

FORTUNE 500 company with approximately $2.9 trillion of life reinsurance in force and assets of $39.7 billion as of December 31, 2013. RGA is one of the largest life reinsurers in the world.

From our beginnings in 1973 through more than 40 years of steady global expansion, RGA has grown to become one of the world’s largest and most highly respected reinsurers, recognized for our superior risk management and innovative solutions. RGA reinsures one of the largest in-force blocks in the life insurance industry, and has built an extensive database of mortality information. This knowledge forms the basis for RGA’s continued leadership in the competitive pricing of risk.

At RGA, our teams of actuarial, underwriting and claims professionals draw upon historical data and experience to develop expert solutions tailored to meet our clients’ needs. We share our expertise to benefit clients in multiple ways: • Superior understanding of mortality and morbidity risks, built on RGA’s extensive database • World-class facultative underwriting, specializing in large cases and substandard risks, enabling insurers to write more policies • Shared medical underwriting knowledge, developed from leading-edge research and experience • Expert claims handling to reduce costs • Innovative product development to support business growth • Competitive pricing to transfer mortality risk and reduce capital requirements

Benchmarking studies and seminars that build and leverage market intelligence Capital-motivated reinsurance to help insurers meet financial objectives and manage capital more efficiently

E-underwriting and e-commerce solutions that enable reliable, rapid decisions and streamline processes Training programs and seminars that provide clients with access to RGA’s global team of industry experts Clients appreciate that RGA listens and continually strives to bring fresh approaches and innovative ideas to help them meet challenges and achieve success.

RGA Core Products and Services

Individual life and health Asset-intensive (annuity) reinsurance reinsurance Group life reinsurance Facultative underwriting

Living benefits (critical illness, Electronic underwriting longevity, health, and long-term Risk management care) reinsurance Product development Financial reinsurance

Global • Growing • Unique 2

Global Presence

RGA achieves superior stability through geographic operational diversity and a strategic mix of products and services. Allocation of 2013 net premiums1:

55% 33% 12%

derived from derived from derived from U.S. operations International operations Canada operations

Worldwide Operations

RGA serves clients around the world from operations in 26 countries:

Australia Ireland South Africa

Barbados Italy South Korea

Bermuda Japan Spain

Canada Malaysia Taiwan

China Mexico Turkey

France Netherlands United Arab Emirates

Germany New Zealand United Kingdom

Hong Kong Poland United States

India Singapore

1Excludes Corporate and Other segment

Global • Growing • Unique 3

Ratings

Financial Strength Ratings Senior Debt Ratings: Reinsurance Group of America, Incorporated

A+ Superior

A.M. Best Company

RGA Reinsurance Company

RGA’s principal operating subsidiary in

A1 Good

Moody’s Investors Service

the United States

AA- Very Strong

Standard & Poor’s Insurance Rating Service

A+ Superior

RGA Life Reinsurance

A.M. Best Company

Company of Canada

RGA’s Canadian operating subsidiary

AA- Very Strong

Standard & Poor’s Insurance Rating Service

RGA Reinsurance Company

of Australia Limited

AA- Very Strong

Standard & Poor’s Insurance Rating Service

(RGA’s Australian operating subsidiary)

RGA International Reinsurance

Company Limited

AA- Very Strong

Based in Ireland, supports business

Standard & Poor’s Insurance Rating Service

operations outside North America

RGA Global Reinsurance

Company, Ltd.

AA- Very Strong

Based in Bermuda, supports business

Standard & Poor’s Insurance Rating Service

operations outside North America

A.M. Best Company a- (Strong)

Moody’s Investors Service Baa1 (Medium)

Standard & Poor’s Insurance A- (Strong)

Rating Service

Global • Growing • Unique 4

Recent Awards and Recognitions

RGA continues to lead industry rankings in terms of client satisfaction and reputation. Recent awards and recognitions acknowledged during 2013 include:

2013 Flaspöhler Cedant Survey Best Overall Life Reinsurer

RGA was rated “Best Overall Life Reinsurer” in the 2013 Flaspöhler Survey™ (Direct Writers Evaluate Reinsurers/

Life N. A.) by cedants. This is the fifth consecutive time RGA has been rated best overall in this biennial survey. FLASPOHLER

RESEARCH GROUP

NMG Consulting Studies #1 in Business Capability Index

In 2013 NMG Consulting studies, RGA was ranked #1 globally on the Business Capability Index. In national studies, RGA was ranked #1 on the BCI in the Canada, Hong Kong, Indonesia, Italy, Malaysia, Mexico, Singapore, South Africa, Taiwan, Thailand and Vietnam markets. This index measures feedback from insurance executives across more than 700 companies and 40 countries.

2013 Worldwide Reinsurance Awards Life Reinsurance Company of the Year

RGA was the recipient of the “Life Reinsurance Company of the Year” award from the 2013 Worldwide Reinsurance

Awards. This is the fifth time in eight years the competition has honored RGA with this prestigious award.

2013 CIO 100 Awards Recipient

RGA was a recipient of the annual “CIO 100 Award” by CIO magazine, for creating business value through the effective and innovative use of IT.

Best’s Review Recognizes RGA Innovation Innovation Showcase

Best’s Review Innovation Showcase, an annual forum sponsored by A.M. Best Company, recognized RGA for forward thinking and innovation for our “Automated Underwriting for Impaired Annuities” solution. This is the third consecutive year RGA has been recognized by this forum.

Global • Growing • Unique 5

A. Greig Woodring fsa

President and Chief Executive Officer

Greig Woodring is President and Chief

Executive Officer and a Director of Reinsurance

Group of America, Incorporated. Prior to becoming President, Greig served as Executive Vice President of General American Life Insurance Company (now GenAmerica Financial L.L.C.), in charge of all reinsurance business.

Greig joined General American in 1979 as an actuary, and assumed responsibility for General American’s reinsurance business in 1986.

Prior to joining General American, he was an actuary at United Insurance

Company in Chicago, Illinois.

Greig’s leadership and experience have been pivotal in helping to make RGA one of the world’s leading life reinsurance companies, with approximately $2.9 trillion of life reinsurance in force.

Greig is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries. He received a Bachelor of Science (B.S.) degree in Mathematics from the University of Michigan, a Master of Science (M.S.) in Mathematics from the University of Illinois, and an M.B.A. from Washington University in St. Louis. He serves as a director and officer of many RGA subsidiaries.

Jack B. Lay

Senior Executive Vice President and

Chief Financial Officer

Jack Lay, Senior Executive Vice President and

Chief Financial Officer of Reinsurance Group of America, Incorporated, is responsible for

RGA’s financial and capital management as well as for its financial reporting functions.

These functions include: oversight of enterprise financial management and controls, including: long-term corporate planning; capital market issuances by the company; development and submission of all filings required by the

Securities and Exchange Commission and other regulatory bodies; and communication of corporate and financial information to the rating and investment communities.

Prior to joining RGA in 1994, Jack spent three years with General American Life Insurance Company. Before that, Jack was a partner in the financial institutions practice of KPMG, in its St. Louis office.

Jack is a member of RGA’s Executive Council. He received his Bachelor of Science in Business Administration (B.S.B.A.) degree from the University of Missouri—Columbia.

Global • Growing • Unique 6

John P. Laughlin

Executive Vice President Global Financial Solutions RGA Reinsurance Company President RGA Financial Group, L.L.C.

John P. Laughlin is Executive Vice President of Global Financial Solutions (GFS), a unit of RGA

Reinsurance Company, and President of RGA Financial Group, L.L.C., a subsidiary of Reinsurance Group of America, Incorporated. He is a member of RGA’s Executive Council.

The GFS unit is responsible for all of RGA’s financial reinsurance, asset-intensive reinsurance and bulk longevity business worldwide. GFS works closely with RGA offices around the world to create customized reinsurance solutions for annuities and other interest-sensitive products, and to support client capital needs for life, health and annuity products.

John came to RGA in 1995 when the company acquired the joint venture that ultimately became RGA Financial Group, L.L.C. RGA Financial, the unit where RGA’s broker-generated business is also housed, became a full subsidiary of RGA Reinsurance Company in 2000.

He began his career with Liberty Financial Management. In 1979, he joined ITT Financial Corporation, and in 1983 led the establishment and development of its financial reinsurance market. By 1985, ITT Financial was the largest provider of financial reinsurance in the U.S.

John received his Bachelor of Science (B.S.) degree in Business Administration and Accounting from the University of Missouri—Columbia, and his Master of Science (M.S.) degree in Finance from Saint Louis University.

Anna Manning fsa, fcia

Executive Vice President,

Head of U.S. and Latin American Markets

Anna Manning is Executive Vice President, Head of U.S. and Latin American Markets of Reinsurance Group of America, Incorporated (RGA). She is responsible for all operations within RGA’s United States, Mexico and South American markets. Anna is a member of RGA’s Executive Council.

Before assuming this role in January 2011, Anna was Executive Vice

President and Chief Operating Officer for RGA’s international business, overseeing international operational functions including marketing, pricing, underwriting, claims, and administration.

Anna, who joined RGA in 2007, has more than three decades of leadership experience in the insurance industry. Before coming to RGA,

Anna spent two decades with the Toronto office of Towers Perrin’s

Tillinghast insurance consulting practice. She provided consulting services to the insurance industry in mergers and acquisitions, value-added performance measurement, product development, and financial reporting.

Anna is a Fellow of the Society of Actuaries (FSA) and of the Canadian Institute of Actuaries (FCIA). She received a Bachelor of Science (B.Sc.) degree in Actuarial Science from the University of Toronto. Anna is a member of the ACLI’s CEO Steering Committee on Financial Services, and has served as a member of the ACLI’s Reinsurance Executive Roundtable Program Committee.

Global • Growing • Unique 7

Alain P. Néemeh cpa, ca

President and Chief Executive Officer

RGA Life Reinsurance Company of Canada Executive Vice President, Australia and Canada

Alain Néemeh is President and Chief Executive

Officer of RGA Life Reinsurance Company of Canada (RGA Canada), a wholly-owned subsidiary of Reinsurance Group of America, Incorporated. He is also Executive Vice President, Australia and Canada, of Reinsurance Group of America, Incorporated, with executive reponsibility for RGA’s Australian operations. He is a member of RGA’s Executive Council.

Alain joined RGA Canada in 1997, with initial responsibility for the finance area. He became RGA Canada’s Chief Financial Officer in 1998; in 2001 its Executive Vice President, Operations and Chief Financial Officer; and in 2006, President and Chief Executive Officer.

He came to RGA Canada after eight years at KPMG where, as a Senior Manager, he oversaw the delivery of audit and other services to a variety of clients in the financial services, manufacturing, and retail sectors.

Alain received his Bachelor of Commerce (B. Comm.) degree with a concentration in Accountancy from McGill University in Montreal. He is a member of the Ordre des Comptables Professionnels Agréés du Québec, and is a past Chairman of the Board of Directors of the Canadian Life and Health Insurance Association (CLHIA), an industry association counting 99% of Canada’s life and health insurance companies as members.

Allan E. O’Bryant

Executive Vice President Head of Asia Markets

Allan E. O’Bryant, Executive Vice President, Head of Asia Markets, Reinsurance Group of America, Incorporated, heads RGA’s business and marketing operations throughout Asia, in Japan, Hong Kong, Korea, Taiwan, China, India, Singapore, Malaysia, Thailand, Indonesia, Vietnam and the Philippines. Allan is also the executive leader of several significant RGA organizational initiatives, each focused on strengthening the company’s infrastructure and supporting its continued expansion and development. He is a member of RGA’s Executive Council.

Allan has over 20 years of experience in the financial services industry. Prior to joining RGA in 2010, Allan was President and Chief Executive Officer of Yunzei Capital, L.L.C., a private equity firm based in both Seattle and Tokyo. He also served as a Senior Advisor to Lehman Brothers Inc. in Tokyo. Before then, he served as President of Aflac International Inc., Deputy Chief Financial Officer of Aflac, Inc., and Chairman and Chief Executive Officer of several of Aflac’s international subsidiaries. Earlier in his career, he filled a variety of roles with KPMG and was a professor of Accounting and Finance at Sophia University in Tokyo.

He received a Masters of Accountancy degree from the Marriott School of Management, Brigham Young University, and a Bachelor of Science (B.S.) degree in Accounting, also from Brigham Young University.

Allan is Emeritus Chairman of the Board of Directors and a member of the Board of Trustees for the American School in Japan, and is also on the Board of Directors of Novinium Inc. and Access Technology Solutions Inc. He also sits on, or is a member of: the Program on International Financial Systems at Harvard Law School; the President’s Leadership Council at Brigham Young University; the National Advisory Council of the Marriott School at Brigham Young University; the American Chamber of Commerce in Japan; and the American Institute of Certified Public Accountants.

Global • Growing • Unique 8

Paul A. Schuster fsa, maaa

Senior Executive Vice President Head of EMEA Markets

Paul A. Schuster is Senior Executive Vice President, Head of EMEA Markets, Reinsurance Group of America, Incorporated (RGA). He is responsible for leadership of RGA’s Europe, Middle East and Africa businesses. He is a member of RGA’s Executive Council.

His career with RGA began in 1991, when he joined General American

Life Insurance Company’s reinsurance division as Second Vice President and Reinsurance Actuary. He came to RGA in 1993 with the initial public offering that created RGA from General American’s reinsurance division. In 2000, Paul was appointed Executive Vice President of RGA’s U.S. and Latin American divisions, and in 2006, was promoted to Senior Executive Vice President and head of RGA’s U.S. life, group, and health reinsurance businesses. From 2011 until year-end 2013, Paul headed Global Products.

Paul is a Fellow of the Society of Actuaries (FSA) and a Member of the American Academy of Actuaries (MAAA). He received his Bachelor of Arts (B.A.) degree in Chemistry from Williams College, Williamstown, Massachusetts.

Donna H. Kinnaird

Senior Executive Vice President and

Chief Operating Officer

Donna H. Kinnaird, Senior Executive Vice President and Chief Operating Officer of Reinsurance Group of America, Incorporated (RGA), leads RGA’s global and corporate functions. Global units include Global Accounts, Global Products, and Global R&D.

Corporate functions encompass IT, Legal, and Human Resources. She is a member of RGA’s Executive Council.

Donna, who joined RGA in April 2012, has more than two decades of strategic leadership experience with major global life insurance organizations as well as a strong background in life insurance acquisitions. Before coming to RGA, she was President of Swiss Re Life and Health

America Inc. and President and Chief Executive Officer of its Reassure America Life Insurance Company. She has also held Chief Financial Officer and Chief Operating Officer roles in life insurance companies.

She received a Bachelor of Science (B.S.) degree in Accounting from Indiana State University, and an M.B.A. from Butler University. Active with industry associations, Donna has served on the board of the American Council of Life Insurers (ACLI) and was Chairman of the ACLI’s Executive Round Table and Chairman of the ACLI’s Governance Committee. She was also a member of the ACLI’s CEO steering committees for Financial Services, Retirement and Security, and of its Executive Task Force on Global Solvency. Donna currently serves on the board of LL Global (LIMRA/LOMA) and is chairman of LL Global’s Audit Committee. She is a member of the American Institute of

Certified Public Accountants.

Global • Growing • Unique 9

Todd C. Larson

Executive Vice President Corporate Finance and Treasurer

Todd C. Larson is Executive Vice President, Corporate Finance and Treasurer of Reinsurance Group of America, Incorporated (RGA). His responsibilities include: coordination of all external reporting, including filings to the Securities and Exchange Commission; regulatory filings; and the annual report to shareholders. He is also responsible for internal management of financial reporting for RGA’s various operating segments and subsidiaries, capital management, and the treasury function.

Prior to joining RGA, Todd was Assistant Controller at Northwestern

Mutual Life Insurance Company. He started his career with KPMG Peat Marwick LLP in Chicago, where he was a senior manager in the audit practice.

Todd received his Bachelor of Science (B.S.) degree in Accountancy from Northern Illinois University.

Scott Cochran fsa, maaa, cera

Executive Vice President Global Acquisitions

Scott Cochran is an Executive Vice President of Reinsurance Group of America, Incorporated, and a member of RGA’s Executive Council. He is responsible for the oversight of RGA’s Global Acqusitions team, which provides support for risk, capital and strategic needs to clients across all of RGA’s markets.

Scott first joined RGA in early 2005, and until January 2011, was responsible globally for enterprise risk management and various actuarial areas at RGA. Until January 2011, he was also RGA’s Chief Risk Officer, and until April 2013, was also responsible for oversight of RGA’s Global Financial Solutions team.

He has more than 19 years of experience with a range of insurance and reinsurance markets and product lines. Prior to joining RGA, Scott served numerous product development and management roles for CNA/Swiss Re and other organizations.

Scott is a Fellow of the Society of Actuaries, a Member of the American Academy of Actuaries, and a Chartered Enterprise Risk Analyst. He received his Bachelor of Science (B.S.) in Actuarial Science from Ball State University in Muncie, Indiana, and his M.B.A. from Washington University in St. Louis, Missouri’s Olin School of Business.

Global • Growing • Unique 10

J. Jeffrey “Jeff” Hopson CFA

Senior Vice President Investor Relations

J. Jeffrey (“Jeff”) Hopson is Senior Vice President, Investor Relations, for Reinsurance Group of America, Incorporated (RGA). He is responsible for managing RGA’s financial communications with the investment community.

Jeff, who arrived at RGA in September 2013, has several decades of experience in the field of investment analysis, following a wide range of life and property-casualty insurance and asset management firms. A ten-time All-Star Analyst in The Wall Street Journal’s annual Best of the Street poll, Jeff is also a member of the Journal’s Analysts Hall of Fame.

Prior to joining RGA, Jeff was Managing Director and Senior Analyst of the St. Louis brokerage and investment firm of Stifel, Nicolaus &

Company. Previously, he served in a variety of roles with the St. Louis-based regional brokerage firm of A.G. Edwards & Sons, Inc., culminating as Vice President, Senior Analyst and Group Leader, Financial Services.

Jeff’s Bachelor of Arts (B.A.) and M.B.A. degrees in Finance are from Saint Louis University. He is a Chartered Financial Analyst (CFA).

Global • Growing • Unique 11

RGA 2014 Investor Day

Jeff Hopson

Senior Vice President, Investor Relations

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the earnings, revenues, income or loss, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (which we refer to in the following paragraphs as “we,” “us” or “our”). The words “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate and operate reinsurance business that the Company acquires, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission.

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our most recent Form 10-K.

Agenda 2

Non-GAAP Measures

RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income.

Additionally, the Company evaluates its stockholder equity position excluding the impact of “Other Comprehensive Income”.

This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation.

Agenda 3

Agenda

Opening Remarks Jeff Hopson, Senior Vice President, Investor Relations

Overview A. Greig Woodring, President, Chief Executive Officer, and Director

Global Financial Solutions John P. Laughlin, Executive Vice President, Global Financial Solutions

U.S. and Latin America Anna Manning, Executive Vice President, Head of U.S. and Latin American

Traditional Markets

Canada Alain P. Néemeh, Executive Vice President, Australia and Canada

Australia and New Zealand

20-Minute Break

Asia Allan E. O’Bryant, Executive Vice President, Head of Asia Markets

Europe, Middle East and Africa Paul Schuster, Senior Executive Vice President, Head of EMEA Markets

(EMEA)

Financial Overview Jack B. Lay, Senior Executive Vice President and Chief Financial Officer

Q&A Session A. Greig Woodring, President, Chief Executive Officer, and Director

Agenda 4

Global Growing Unique

A. Greig Woodring

President and Chief Executive Officer

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Key Messages

RGA is a major global competitor Growth opportunities are still abundant RGA is a unique company Solid top line growth, attractive returns

Overview 6

RGA Is a Major Global Competitor

One of the top-tier reinsurers that dominate the global landscape

RGA, established in 1973, emerged as a leader in the early

expansion period of the industry (1985-2000)

International expansion is not new – a 20-year effort has produced a well-established and seasoned operation

Leading market share in many key markets

Global build-out is basically complete – we expect to leverage scale and capabilities in the years ahead

Overview 7

Growth Opportunities Are Still Abundant

Core U.S. mortality business has matured, but we expect it to provide a solid base of profits and excess capital Canadian segment continues to produce solid growth and strong profitability Demand for reinsurance solutions across a range of geographies, products, and clients remains strong Expanded capabilities create full “solution set” to serve clients comprehensively and effectively Ongoing regulatory uncertainty creates opportunities for a wide range of organic solutions, in-force block deals, traditional M&A Global Financial Solutions (GFS) is a distinct growth driver and an important part of the solution set offered to clients Emerging opportunities in longevity, alternative distribution and closure of the protection gap of an under-insured U.S. middle class

RGA is well-positioned in key markets

Overview 8

RGA Is a Unique Company

The only pure-play, publicly traded life/health reinsurer

Consistently recognized for high client satisfaction, facultative underwriting expertise, reputation for quality

Entrepreneurial, innovative, collaborative culture

Deep and experienced management team

Innovative technology solutions, cutting-edge actuarial/medical research

Global flexibility to put marginal capital in areas with the strongest demand and highest risk-adjusted returns

Our North American insurance in-force is a valuable asset –

intrinsically (embedded value) and strategically

In the right places, with the necessary skills

Overview 9

A Truly Global Competitor

Substantial presence in almost every market where our multinational clients have significant operations

Canada Ireland United Kingdom Netherlands Poland Germany France Italy United States Turkey China Japan South Korea Spain Taiwan Hong Kong United Arab Emirates India Singapore Malaysia Bermuda Australia New Zealand Barbados Mexico South Africa

RGA is a global leader serving multinational and domestic clients in more than 60 countries

Overview 10

Top 10 Global Life and Health Reinsurers

Ranked by 2013 Net Earned Premiums

($ Millions as of December 31, 2013)

Rank Reinsurer Net Earned Premiums

1 Munich Re1 13,802

2 Swiss Reinsurance Company 9,967

3 Reinsurance Group of America 8,254

4 SCOR Global Life Re2 7,142

5 Hannover Re 7,130

6 London Re3 3,750

7 General Re4 2,977

8 China Life Re5 2,381

9 Partner Re 957

10 PacLife 896

1Does not include Munich Health.

2Pro Forma assuming a full year of Generali U.S. 3Includes premiums for Irish Life.

4Does not include BHRG results. 5Figure is for 2012.

Sources: Annual filings, A. M. Best insurance reports. Overview 11

Experienced Executive Management Team

Name Position Years in Years

Industry¹ with RGA

A. Greig Woodring President, Chief Executive Officer, and Director 38 35

Jack B. Lay Senior Executive Vice President and Chief Financial Officer 23 20

Paul A. Schuster Senior Executive Vice President, Head of EMEA 37 23

Donna H. Kinnaird Senior Executive Vice President and Chief Operating Officer 30 2

Scott D. Cochran Executive Vice President, Global Acquisitions 19 9

John P. Laughlin Executive Vice President, Global Financial Solutions 31 19

Anna Manning Executive Vice President, Head of U.S. and Latin American Markets 32 7

Robert M. Musen Executive Vice President, Chief of Staff 36 14

Alain P. Néemeh Executive Vice President, Australia and Canada 17 17

Allan E. O’Bryant Executive Vice President, Head of Asia Markets 26 4

Depth of experience differentiates RGA

1Includes experience in life insurance and life reinsurance industries. Overview 12

NMG Consulting Studies, Business Capability Index – 2013

Average: 67.8 (2012); 69.4 (2013)

D E

B A

C

As at December 31, 2013 RGA was again the top-rated reinsurer on BCI globally. The average BCI rating lifted by 1.5 points (significant given the size of the respondent sample).

Two competitors now have a BCI rating above 70 points.

65 70 75

Global

Market Penetration (%)

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

[2013: 1162 (862)]

Note: Figures in [ ] show no. of respondents and no. of insurers in ( ), respectively. Overview 13

Estimated Market Size and Shares – Individual and Group

Contestable Cessions to June 30, 2013

Tier 1 Reinsurers

Munich Re, RGA, Swiss Re

Defined by:

Global servicing capacity Ability to lead at global accounts Proposition breadth

Tier 2 Reinsurers

Hannover Re, Gen Re, SCOR

Defined by:

Nearly global, multi-regional Ability to service complex buyers

Tier 3 Reinsurers

Partner Re, Pacific Life Re, …

Defined by:

Relative size Narrower proposition Limited coverage

Individual New Cessions

(US$2.3b, % market share)

Group Total Cessions

(US$6.3b, % market share)

1.4b 1.3b 2013 2014

3.4b 3.5b

60% 58% 56% 56%

25% 27% 15% 15%

22% 23% 22% 21%

Tier 1 Tier 2 Tier 3

Tier 3 Tier 2 Tier 1

Anticipated market share by reinsurer tier was derived from contestable cessions ceded by insurers within the sample. Overview 14 Source: NMG Consulting, Life & Health Reinsurance Programme 2011-12, Global Overview.

Tier 1 reinsurers account for 60% of contestable cessions for individual business within our sample, with broadly equal shares. The ‘Global Six’ account for ~85% of global contestable individual new cessions, and nearly 80% of total contestable group cessions. Tier 2 competitors saw a lift in retail share.

Strategic Rationale – International Expansion, Added Capabilities

Maturation of the U.S. life segment, stronger life insurance growth and demand for reinsurance in international markets Multinational clients need help and support as they enter new markets U.S. and RGA specific skills, expertise, technology, and product development are in demand and easily transferable Demographics are driving an increased interest in living benefits on a global basis Natural linkages between mortality and morbidity, given RGA’s expertise in medical/health issues and trends Expansion of our Financial Solutions business into a global effort (GFS) is a natural response to strong client demand

Overview 15

Expanding Global Presence

Non-U.S. Premiums as a Percent of Consolidated Premiums

USA 13% 20% 32% 42% 45%

1973 1992 1994 1995 1996 1997 1998 1999 2002 2005 2006 2007 2008 2009 2011 2013

Year of Office Opening

Canada Spain Hong Kong Japan Australia Malaysia South Africa United Kingdom Mexico

Taiwan South Korea India China Poland France Italy Germany Netherlands U.A.E Turkey

Note: Figures exclude Corporate segment. Overview 16

Timely Topics

Increased competition in U.S. mortality – perspective on its impact to RGA

Australia – is developing in line with expectations; we remain diligent and active in seeking to improve our results and change the industry dynamics; we are preparing for any opportunities that emerge First quarter 2014 results – a spike in mortality claims, but EPS held up reasonably well; seasonal effect on claims more extreme, but no detectable systemic problems; GFS and Asian operations performed well with overall premium growth at high end Global Acquisitions

We continue to be active, but disciplined, in our decision-making We continue to win smaller, under-the-radar transactions, but most of our top-line growth is organic

Overview 17

RGA – A Long Track Record of Success

Book Value Per Share (ex-AOCI)1

($ Millions) $80 $69.66

$70 $64.95

$60 $57.25 $52.80

$50 $41.01 $45.86 $40.36

$40 $36.59 $34.06 $31.08

$30 $27.73 $20 $10 $0

4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13

10-year CAGR 9.6% 5-year CAGR 11.1%

1 Continuous increase in value

Book value excludes other comprehensive income.

Periods prior to 4Q06 not restated for 2012 DAC accounting change. Overview 18 Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

RGA Today

U.S. mortality is at our core, but we have successfully expanded our geographic reach and capabilities over time Our traditional lines and geographies have matured, provide a stable base of earnings and excess capital, and offer select opportunities (LTC, impaired annuities, longevity) The building of the global platform and associated support and infrastructure is largely complete We have very strong client relationships, and offer a full solution set and holistic approach to serving clients We have faced considerable macro-challenges: a mature U.S. life industry, extended period of lower interest rates, an underperforming block, and a weakened Australia Group market We have dealt with these issues and still performed well

Overview 19

Going Forward

We are optimistic – RGA is well-positioned in key global markets, and we see strong overall demand for our products and services We are leveraging our knowledge, skills, and full solution set across our global platform GFS is a key part of our solution set, and is expected to continue to be an important element of our overall success We can be opportunistic and flexible in shifting marginal capital and emphasis to areas of greatest demand and highest risk-adjusted returns We will focus on execution – RGA is intent on delivering an attractive, balanced combination of growth, profitability, and shareholder returns

Overview 20

Global Financial Solutions

John P. Laughlin

Executive Vice President, Global Financial Solutions

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Overview

Comprising three lines of business

Globally managed

Closely integrated with geographies

Large, complex transactions that add significant income Require deep analytical and regulatory expertise High-return businesses Solid income growth Continued client demand

Global Financial Solutions 22

Global Financial Solutions

Lines of Business Objectives

Capital-Motivated Provide tailored capital Reinsurance and risk solutions to Asset-Intensive clients Reinsurance Create uncorrelated Longevity Reinsurance income through innovation and execution Leverage deep client relationships and product experience Leverage expertise across global markets

Global capital and risk solutions

Global Financial Solutions 23

Senior Management Team

Name Position Years in Years

Industry¹ with RGA

John P. Laughlin Executive Vice President, Global Financial Solutions 31 19

David Boettcher Executive Vice President and Chief Operating Officer 31 16

Larry S. Carson Senior Vice President, Chief Pricing Actuary 21 16

Brian Haynes Senior Vice President, Chief Risk Officer 16 3

Gary Seifert Senior Vice President, North America 25 19

Greg M. Goodfliesh Senior Vice President, Asia Pacific 22 18

Paul Sauvé Vice President, Europe, Middle East, Africa 22 8

Hamish Galloway Vice President, U.K. 27 15

Darlene Desroches Vice President, Administration 26 19

Experienced team – difficult to replicate

1Includes experience in life insurance and life reinsurance industries. Global Financial Solutions 24

Global Financial Solutions

Environment Trends Opportunities RGA Advantage

Increased regulation Increased demand for Provide expertise, capital, Deep client relationships efficient capital and risk risk-sharing

Long partnerships

Increased capital management requirements Asset-Intensive across client

Rebalancing of risk and coinsurance organizations

Accounting changes repositioning capital-heavy products Embedded-value Historical

Low interest rates transactions understanding of

Increased focus on clients’ products and Capital-motivated institutional longevity reinsurance objectives protection

Full solution set; ability to

Longevity transfer solutions accept and retain all insurance risks

Strong expertise and experience

Credibility with regulators

Industry reputation for executing

Environment, trends, creating opportunities

Global Financial Solutions 25

Capital-Motivated Reinsurance

Current State Strategies Expected Results

Seasoned experts Expand strategic 8%—14% well-positioned in accounts in developed intermediate-term North America, Asia markets: U.S., Japan growth in operating and Europe and Canada income1 Leading presence in Combine financial Continued expansion U.S. and Japan structuring expertise in international Pressure on efficient with strong local client markets capital management relationships in targeted markets Deep understanding of clients’ products due U.S. Group and Health to decades of Taiwan reinsuring France

China

Barriers to entry

Expanding market-leading expertise into targeted global markets

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Global Financial Solutions 26

Asset-Intensive Reinsurance

Current State Strategies Expected Results

Established business Reinsure products in 10%—15% in U.S. favorable environments intermediate-term Strong pricing and risk Target well-designed growth in operating products from quality income1 management skills direct writers Balanced portfolio of Ability to review and support all investment Expand in established income and risks products markets: U.S. and Diversification from Japan biometric risks Doesn’t require distribution force or fixed Deploy resources into Valuable review partner admin expenses new markets: U.K., to clients Canada, and Hong Defined appetite allows Kong selective participation in profitable opportunities Actively manage in-force to maximize Flexibility as economics profitability change

Optimally positioned to deliver profitable growth

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Global Financial Solutions 27

Longevity

Current State Strategies Expected Results

Established provider in Expansion into targeted 10%—15% U.K., Canada markets: U.S. and intermediate-term Netherlands growth in operating Solid analytical and risk Continued production, income1 management expertise profits in established Hedge to large mortality Very strong current and markets position projected demand Combine Longevity and Organic profits on in-force Asset-Intensive business solutions Selectively target markets with good underlying data

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Global Financial Solutions 28

Capital-Motivated Reinsurance

Pre-tax Operating Income1

($ Millions) $125

$100 $75 $50

$25

Actual Projection

$0

2009 2010 2011 2012 2013—2016

Capital-Motivated U.S. Capital-Motivated International

29% CAGR CAGR 8-14%

Steady growth in developed markets and target markets; expansion strategies continue

14 new transactions in 2013, up 27% year over year

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Global Financial Solutions 29

Asset-Intensive Reinsurance

Pre-tax Operating Income1

($ Millions) $240

$200 $160 $120 $80

$40 Actual Projection

$0

2009 2010 2011 2012 2013—2016 Other FA/BOLI VA EIA

Significant, diversified profit growth Balanced portfolio of risks

35% CAGR CAGR 10-15%

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Global Financial Solutions 30

Longevity

Pre-tax Operating Income1

($ Millions) $60

$50 $40 $30 $20

$10 Actual Projection

$0

2009 2010 2011 2012 2013—2016

Growing source of diversified income; hedge to large mortality position 4 new transactions in 2013, up 33% year over year

51% CAGR CAGR 10-15%

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Global Financial Solutions 31

Global Financial Solutions 32

U.S. and Latin America Traditional

Anna Manning

Executive Vice President, Head of U.S. and Latin American Markets

Overview

Key Messages

Market leader, premier reinsurer focused on client needs Predictable, long-term, substantial profits Facultative leadership Successful product line expansion Market-leading services, capabilities, expertise and innovation Substantial value embedded in the in-force Downward trend in interest rates has been a headwind, CAGR reduced 2%—4%

Pre-Tax Operating Income1

($ Millions) 600

500 400 300 200

100

Actual Projection

0

2009 2010 2011 2012 2013 … 2016 Individual Mortality LTC Group Latin America

Long-term solid earnings

2.9% CAGR 4-6% CAGR

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. U.S. and Latin America Traditional 34

Financial Results

Pre-tax Operating Income1

($ Millions) ($ Millions) 190 380

150 300

110 220

Quarterly 70 140 Annual

30 60

-10 -20

2009 2010 2011 2012 2013

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Individual Mortality LTC Group Latin America “Annual (second axis)”

Long-term stability, some short-term volatility

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. U.S. and Latin America Traditional 35

Net Premiums

Strengths

Consistent approach to the market through all cycles Leading brand, leader in client satisfaction Top-tier market share in all business lines Strong appetite and capacity for attractive block opportunities Experienced management team

($ Millions) Net Premiums

6,000

5,000

4,000

3,000

2,000

1,000

Actual Projection

0

2009 2010 2011 2012 2013 … 2016

Individual Mortality LTC Group Latin America

8.2% CAGR 4-6% CAGR

Solid growth

U.S. and Latin America Traditional 36

RGA

Senior Management Team

Name	Position	Years in Industry[1]	Years with RGA[2]
Anna Manning	Executive Vice President, Head of U.S. and Latin American Markets	32	7
Group			
Michael L. Emerson	Executive Vice President, U.S. Group Reinsurance and Latin America	29	14
Jim Rathburn	Senior Vice President, U.S. Group Life, Accident and Disability	24	24
Steven J. Abood	Senior Vice President, Quota Share Healthcare Reinsurance	33	5
Michelle Fallahi	Senior Vice President, Excess Healthcare Reinsurance	32	14
Dean Abbott	Senior Vice President and Chief Actuary, U.S. Group	27	11
Mortality			
Tim Rozar	Senior Vice President, Global Research and Development	18	18
Douglas J. Knowling	Senior Vice President, Chief Actuarial Officer, Mortality	28	12
Dave P. Wheeler	Senior Vice President, Chief Underwriting Officer, Mortality	33	33
Paula Boswell-Beier	Senior Vice President, Chief Operations Officer, Mortality	21	21
Kathryn Cox	Vice President, Head of Business Development, Mortality	23	23
Long Term Care			
Wayne Adams	Senior Vice President, U.S. Individual Health	32	32
Bruce Stahl	Vice President and Actuary, U.S. Long Term Care	36	7
Latin America			
Scott Rastin	Senior Vice President, Head of Latin America	20	15
Jorge Campa	Managing Director, Mexico	24	5

[1]Industry includes life insurance and life reinsurance experience.
[2]Includes experience with RGA's predecessor, the reinsurance division of General American Life Insurance Company and ING Group

Deep and experienced management team

U.S. and Latin America Traditional 37

Reinsurance Cession Rates

U.S. Ordinary Individual Life Sales`

($ Billions) ($ Billions) 2,000 Growth Decline Stability 2,000 1,800 1,800 1,600 1,600 1,400 1,400 1,200 1,200 1,000 1,000 800 800 600 600 400 400 200 52% 62% 59% 61% 60% 56% 47% 40% 36% 35% 34% 30% 27% 26% 27% 200

0 0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Amount Reinsured Amount Retained % Reinsured Total Volume Trend Amount Reinsured Trend

Recent stabilization of reinsurance cession rates

Source: Munich America/Society of Actuaries Reinsurance Surveys/LIMRA. U.S. and Latin America Traditional 38

U.S. Individual Mortality – Reinsurance Consolidation

Individual Ordinary Recurring New Business – Market Share

100% 80% 60% 40% 20% 0%

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

28.2%1

1st 2nd 3rd 4th 5th 6th All Others

RGA

12013 consolidation of the number 3 and 4 reinsurers as measured by new business market share – Scor acquired the U.S. business of Generali

Continued reinsurer consolidation

Source: Munich America/Society of Actuaries Reinsurance Surveys.

U.S. and Latin America Traditional

U.S. Individual Mortality – Reinsurance Cessions

Individual Ordinary Recurring New Business

($ Billions)

1,200

1,000

800

600

15%

12% 11%

400

11% 20% 17% 12%

19%

200

22% 23% 24%

22% 26% 22% 20%

0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

1st 2nd 3rd 4th 5th 6th All Others

RGA

Pricing discipline in competitive markets

Source: Munich America/Society of Actuaries Reinsurance Surveys.

U.S. and Latin America Traditional

Update on Underperforming Era

Key Messages

Experience consistent with previous results and management expectations

Stable results over last 2 years

We anticipate that the impact will continue to shrink over time

Premiums by Era

2013

Projected 2023

Pre-1999

1999-2004

2005+

Claims study Experience for 1999-2004 Era Business1

($ Billions)

1.2

0.6

0.0

2007

2008

2009

2010

2011

2012

2013

Original Pricing

Actual Experience

Performance remains consistent with management expectations

1Experience study results on approximately 85% of era business.

U.S. and Latin America Traditional

Update on Value Embedded in In-force

Key Messages

Sizeable block of in-force business

Significant source of future earnings already embedded in the business

New business expected to contribute additional value

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

(In force as of December 31, 2013)

Considerable projected future value

($ Billions)

6

3

0

2013

2023

2033

2043

2053

2063

2073

2083

Projected Future Value

US GAAP Liabilities

Best Estimate Liabilities

Significant future value from the existing business

U.S. and Latin America Traditional

Extensive Package of Differentiators

Relationship

Client and industry recognition (Flaspöhler, NMG, Best’s Review)

Strong multilevel client relationships

Client outreach and focus

Deep and well-established relationships

Innovation

Product offerings

Underwriting

Services

Research and development

Service

Responsiveness

Competitive offers

Special programs

Administration

Claims partnership

Education and training

Technical Expertise

Capacity

Underwriting specialties

Industry participation

Actuarial insights

Technology

Use of big data

Long-term client focus, delivering value through key differentiators

U.S. and Latin America Traditional

Special Programs – The ROSE® Savings Equation

Consulting and Education Services

Perinatal and Neonatal Case Management

Transplant Networks

Claims Repricing and Negotiations

In 2013, the ROSE® program helped 93 clients manage their catastrophic health care claims while supporting quality outcomes for insureds

Over $17.5 million in savings achieved in 2013

The ROSE® program is a key value-added service differentiator for RGA

Value-added services produce tangible financial results

U.S. and Latin America Traditional

Research – Industry Collaboration

Key Messages

Objectives

Strengthen RGA’s brand as leading industry research authority

Continue RGA’s recognition as expert on post-level term

Build industry consensus on post-level term lapse and mortality

Communication

Publications and presentations through SOA channels

RGA webcasts, publications and industry presentations

Frequently referenced by industry peers and competitors

Benefits

Reduce assumption gaps between RGA and clients/competitors

Help educate industry and move industry thinking on level-term products

Support in-force optimization opportunities

Research and development leading to enhanced opportunities

U.S. and Latin America Traditional

Innovation – Use of Big Data

Key Messages

Existing client data can be mined to identify suitable customers for cross-sell opportunities

Models utilize internal client data as well as an extensive array of third-party data

Models identify subset of customers for conditionally pre-approved life insurance offers

Improves cross-sell rates to existing customers

RGA models the data and receives a percentage of the risk on business generated from the models

Existing Customer Database

Underwriting Pre-Screen Model

Pre-Screened Target Market

Propensity to Buy Model

Target Applicant Pool

Conditional Offers

Applicants

Confirmatory Underwriting

Cases

Innovative solutions creating data-driven growth opportunities

U.S. and Latin America Traditional

Expanded Capabilities, Expanded Opportunities

Mortality

In-force block opportunities

Continue to leverage our facultative underwriting expertise

Use of predictive analytics, data and risk selection expertise to fuel data-driven growth

Large protection gap; combining distribution, product development, risk selection and technology

Group

Expanded opportunities due to changes in the market, largely prompted by healthcare reform

Product development and underwriting application opportunities in the voluntary market among employee benefits carriers

Opportunities to grow quota share coverages, turn-key markets, specialty products, voluntary markets and health-related products

2013 Net Premiums

Mortality

LTC

Group

Latin America

Long-Term Care

Increased penetration among top writers

Product development to address affordability in an effort to expand the market

Expanded partnerships to support new entrants as products become less risky and demographics expand

U.S. and Latin America Traditional

Summary

Solid growth of 4% to 6% is expected over the intermediate term

Individual mortality has matured, and provides a base of stable earnings and capital generation

Significant value embedded in the in-force is anticipated to generate predictable long-term earnings

Product line expansion expected to continue to contribute growth and risk diversification

Pricing discipline and approach will remain consistent across all markets

Underwriting, analytics, and innovation leadership will continue to support growth opportunities and benefit our clients

Quality and breadth of our services and capabilities are differentiators and will continue to set us apart from the competition

U.S. and Latin America Traditional

Canada

Alain P. Néemeh

Executive Vice President, Australia and Canada

Overview

Key Messages

Market leader with solid

growth and profitability

2013 met expectations

following exceptionally

strong 2011 and 2012

Projection includes effect

of currency and low

interest rates

Substantial value

embedded in the in-force

Expanding capabilities to

maintain growth

Seasoned management

team

($ Millions)

$250 $200 $150 $100 $50 $0

Pre-tax Operating Income1

2009 2010 2011 2012 2013 … 2016

Individual Life Group Creditor Group Life and Health Individual Living Benefits Longevity

13.8% CAGR

8-10% CAGR

Actual

Projection

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Canada

Net Premiums

Key Messages

Strong core business

Successfully diversifying our product offering

Leveraging global expertise

Individual life premiums expected to grow 6% in original currency

Projected 2016 net premium includes effect of currency

($ Millions)

Net Premiums

11.9% CAGR

5-8% CAGR

$1,400 $1,200 $1,000 $800 $600 $400

$200

Actual Projection

$0

2009 2010 2011 2012 2013 … 2016

Individual Life Group Creditor Group Life and Health Individual Living Benefits Longevity

Canada

Senior Management Team

Years in Years

Name Position Industry¹ with RGA

Alain P. Néemeh President and Chief Executive Officer 17 17

Micheline Dionne Senior Vice President and Chief Actuary 36 14

Brian Louth Senior Vice President, Development and Chief Marketing Officer 32 11

Alka Gautam Senior Vice President and Chief Financial Officer 14 14

Gary Walters Senior Vice President, Pricing and Group Reinsurance 31 10

Elizabeth Boulanger Vice President and Appointed Actuary 26 8

1Includes experience in life insurance and life reinsurance industries.

Canada

Individual Life Market

Key Messages

Solid growth helps RGA maintain its leading market share for the 7th consecutive year

Stable reinsurance demand

Expect life reinsurance penetration to decrease slightly over time

($CAD Billions) $250

34.4%

33.1% 33.1%

32.1% 31.9%

Sales $200 Life $150

$100

Individual 74.0%

71.3% 70.3%

65.3% 64.7%

Ordinary $50

$0

1

2009 2010 2011 2012 20131

40%

35%

30%

25% Share

20% Market

15%

10% RGA

5%

0%

Amount reinsured Amount retained

RGA market share (2nd axis)

Source: Munich American/Society of Actuaries Reinsurance Surveys. 12013 Individual Sales Estimate per CLHIA.

Canada

Individual Life

Individual life premiums projected to grow 6%, half of which is from the in-force

#1 in the NMG study for fifth consecutive year:

Highest market penetration

Strongest client portfolio quality

Strong, multilevel client relationships

Facultative underwriting leader

Significant value embedded in the in-force

Potential future growth reflecting breakthrough in the underserved middle market not incorporated in our projections

Canada

Update on Value Embedded in In-force

Key Messages

Sizeable block of in-force business

Significant source of future earnings already embedded in the business

New business expected to contribute additional value

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

(In force as of December 31, 2013)

($ Billions)

6

3

0

2013

2023

2033

2043

2053

2063

2073

2083

Projected Future Value

US GAAP Liabilities

Best Estimate Liabilities

Considerable projected

future value

Significant future value from the existing business

Canada

Expanded Capabilities, Expanded Opportunities

Group Life and Health

Expertise and client service excellence validated by #1 ranking in NMG study

Leveraging global experience

Living Benefits

#1 in NMG study with key decision-makers

Approximate one-third market share of new critical illness reinsurance (face amount)

Longevity

Continuing interest from both pension plans and insurance companies

Leveraging our success in other markets

Opportunistic transactions due to regulatory and capital changes

Recently closed innovative group in-force structure

Coinsurance solutions and alternate structures provide opportunity to reinsure more than just mortality risk

Canada

Summary

Strong track record of profitable growth

Established leader across all product lines with strong multi-level client relationships

Solid growth rates of 5%-8% premiums and 8%-10% earnings expected

Substantial value embedded in the in-force

Strategic and disciplined diversification

Well-positioned for opportunistic transactions leveraging our successful GFS platform

Canada

Canada

Australia and New Zealand

Alain P. Néemeh

Executive Vice President, Australia and Canada

Overview

Key Messages

Comfortable with current level of reserves

Expecting breakeven/ modest profitability for 2014

Claims can be lumpy, creating some quarterly volatility

Industry still needs to rationalize

Early signs of positive change in the Group market

1Excludes corporate overhead expenses.

Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

($ Millions)

$50

$25

$0

$-25

$-50

$-300

2009

2010

2011

2012

2013

Pre-tax Operating Income1

Australia and New Zealand

Net Premiums

Key Messages

Premium growth not an objective until market changes

Material price increases in the Group renewals

Premium volumes will fluctuate with renewal rate increases offset by cancellations

Net Premiums

13.8% CAGR

($ Millions) $900

$800 $700 $600 $500 $400 $300 $200 $100 $0

2009 2010 2011 2012 2013

Group Lump Sum Group Disability Individual Lump Sum Individual Disability

Australia and New Zealand

Drivers of Poor Results

Very competitive direct and reinsurance markets

Generous underwriting limits and fewer requirements

Complex product designs

Weakening claims experience

Long and lengthening TPD reporting delays

Increasing legal activity encouraging claims many years after initial incident

Australia and New Zealand

Industry Net Profits

Net Industry Individual Profitability

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

Premiums) of % (as

Margin Profit

2008 2009 2010 2011 2012 2013

-5.0%

-10.0%

Financial Year

Individual Individual Disability Lump Sum Income

Net Industry Group Profitability

15.0%

10.0%

5.0%

0.0%

-5.0%

Premiums) of % (as

Margin

Profit

2008 2009 2010 2011 2012 2013

-10.0%

-15.0%

Financial Year

Group Group Disability Lump Sum Income

Quarterly Life Insurance Performance Statistics.

Australian Prudential Regulatory Authority, March 2009 to December 2013.

Challenging profitability is an industry issue

Australia and New Zealand

Recent Industry Headlines

APRA seeks sustainability in group insurance

“Insurance will be a key focus for APRA; we are concerned about the current pricing level and the approach in tenders in the group insurance market”

The Insto Report, December 10, 2013

FSC pushes for disability time limit

“The FSC will seek amendments to legislation to introduce a seven-year limitation on group insurance disability claims”

Insurance News, April 7, 2014

Australia problems hit Swiss Re Life profit

“The further reserve strengthening was due to additional data we received and the conclusion of internal and external reviews”

Insurance News, February 26, 2014

TPD policies run ‘risk of becoming too expensive’

“If the definitions are left unchanged, TPD insurance policies will become completely unaffordable”

The Australian, March 4, 2014

AMP tells insurers to adapt or fail

“Simply put, the current business model for life insurance in Australia needs to change”

Australian Financial Review, May 9, 2014

Claims growth pushes TAL payouts to $843m

“The huge increase in the amount of life insurance payments made to customers in 2013 reflected an industry trend of rising claims as people become more aware of their life insurance policies”

Australian Financial Review, April 3, 2014

Australia and New Zealand

Senior Management Team

Name Position Years in Years

Industry¹ with RGA

Mark Stewart Managing Director 20 7

Duncan Rawlinson Chief Financial Officer and Chief Risk Officer 25 2

André Dreyer Head of Business Development 18 8

Martyn Gilling Vice President, Special Projects and Chief Pricing Actuary 25 3

Nadine Gooderick Chief Operating Officer 18 17

Lydia Aguerre Human Resources Director 7 7

Ian Enright Senior Vice President and Chief Legal Counsel 30 4

1Includes experience in life insurance and life reinsurance industries.

Australia and New Zealand

Group Market

Actions Taken

Suspended TPD quoting on new treaties

Completed “lessons learned” exercise

Promoted product change with industry participants

Initiated claims management paradigm shift

Initiatives Underway

Continuing claims management paradigm shift and promoting industry change

Focusing on improvements needed to underwrite profitable business

Selectively quoting – where TPD product design has changed

Renewing quotes on changing terms and/or material price increases

Australia and New Zealand

Individual Market

Actions Taken

Repriced 45% of the portfolio

Lost some treaties not meeting our hurdle rate as a consequence

Discussed with industry participants to promote product change

Initiatives Underway

Reviewing our pricing basis to reflect emerging experience

Repricing as required

Contributing to industry sustainability dialogue

Strengthening claims adjudication through the claims management paradigm shift

Australia and New Zealand

Australian Life Reinsurance Market Overview

Reinsurance Market Size and Trend – Individual and Group Premiums1

($ Millions)

Key Messages

One of the largest life and health reinsurance markets globally

Highly competitive market

Material product changes being discussed that could result in different growth patterns

Individual New Reinsured Premiums

Group Total Reinsured Premiums

21.5% CAGR

19.4% CAGR

1,613

337

307

1,413

263

1,142

220

965

188

902

141

696

Actual Projection Actual Projection

2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014

No. of Cedants

27 28 32

32 31 31

17

15 18

17

16 16

1NMG Consulting, Life & Health Reinsurance Programme 2013-14, Australia & New Zealand

Australia and New Zealand

Summary

Early indications that industry is stabilizing

Improving the claims process and shifting the paradigm, both internally and with clients

RGA prepared to re-engage, subject to market rectification

Focus on profitability, not premiums

Targeting moderate profitability post-2014

Australia and New Zealand

Australia and New Zealand

Allan E. O’Bryant

Executive Vice President, Head of Asia Markets

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Overview

Key Messages

Innovative products generating high and increasing returns Growing high net worth business in Southeast Asia is performing well Global Financial Solutions business in key markets continues to grow Claims experience in Asia continues to be better than expected Leading franchise and footprint

Pre-tax Operating Income1

15.7% CAGR

15-20% CAGR

($ Millions)

250 200 150 100 50 0

2009 2010 2011 2012 2013 2016

Actual

Projection

Accelerating growth from well-diversified businesses

1Excludes Corporate Overhead and Australia.

Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Asia

Pre-tax Operating Income

Pre-tax Operating Income1

($ Millions)

Quarterly

60 40 20 0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

($ Millions)

140 120 100 80 60 40 20 0

2009 2010 2011 2012 2013

Quarterly Annual (second axis)

Minimal long-term volatility against a background of sustained growth

1Excludes Corporate Overhead and Australia.

Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Asia

Net Premiums

Key Messages

Economic growth and demographic trends leading to rapid growth in insurance market, protection and living benefits

Accelerating demand for high net worth products due to increase in per-capita wealth

Use of more advanced reinsurance solutions in mature markets

Japan and Korea pipelines recover, helped by advanced e-underwriting solutions, product development

Net Premiums1

($ Millions)

5.8% CAGR

10-15% CAGR

1,000

800

600

400

200

0

Actual

Projection

2009 2010 2011 2012 2013 2016

Asia primed for strong sustained growth

1Excludes Australia.

Asia

Net Premium by Product Line

2013 Distribution by Product Type

Financial Solution $ Other

Living Benefits

Critical

lIIness

Group

Individual life

100%

80%

60%

40%

20%

0%

Hong Kong & SE Asia

Japan

India

Korea

Taiwan

Individual Life

Critical lllness

Financial Solutions & Other

Group

Living Benefits

Regionally balanced portfolio of locally diversified businesses

Asia

Office Locations and Dates of Entry

China1 2005

India 2002

Japan 1995

South Korea 2002

Taiwan 1999

Hong and Southeast Asia 1995

1Representative office established in 2005.

Well-established, market-leading footprint

Asia

Senior Management Team

Name Position Years in Years

Industry¹ with RGA

Allan E. O’Bryant Executive Vice President, Head of Asia Markets 28 4

Enda Murphy Managing Director, RGA International Reinsurance Company Limited 28 7

and Executive Vice President and Chief Operating Officer,

International Operations

Jonathan Porter Senior Vice President and Chief Pricing Actuary, International Markets 22 5

Tony Cheng Chief Executive Officer and Senior Vice President, Head of Asia 19 15

Yusuke Asai Chief Executive Officer, Japan 10 1

Shih Nin Low Chief Executive Officer, Taiwan 23 3

Jason Ou Chief Representative, China 23 11

Amit Punchhi Managing Director, India 24 3

Michael Shin Chief Executive Officer, Korea 27 2

Peter Tan Chief Executive Officer, Emerging South East Asia Markets 28 5

A strong management team of industry leaders with diverse backgrounds

1Includes experience in life insurance and life reinsurance industries.

Asia

Value Embedded in In-force

Key Messages

In-force block is a large contributor to RGA’s total value Best estimate liabilities are negative due to high proportion of business assumed on a risk premium basis Robust new business growth rates would contribute strong additions to future earnings

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

(In force as of December 31, 2013)

($ Billions)

0.4

0.1

-0.2

-0.5

-0.8

2013

2023

2033

2043

2053

2063

2073

2083

Projected Future Value

US GAAP Liabilities

Best Estimate Liabilities

Considerable projected future value

Significant future value from the existing business

Asia

Differentiation from Competition

Relationship

Client and industry recognition –

#1 NMG ranking and product development awards

Strong multilevel client relationships

Client outreach and focus

Consistent entrepreneurial philosophies

Innovation

Product development

Focus on high net worth

Research and development

Broad collaboration

Service

Responsiveness

Competitive offers

Specialized underwriting initiatives

Education and training

Technical Expertise

Local resources

Underwriting specialties

Actuarial insights

Technology

Use of big data

Industry innovator

Asia 79

Special Underwriting Initiatives

Advantage Program

Introduced program to Japanese market in 2013

Program enables underwriters to issue specific substandard cases at predetermined rates

Relies on RGA’s strength as a facultative underwriter

Reduces cost through faster underwriting process and improves placement rates on policies

Resulting business volumes will help fuel short-term growth in Japan

Asia

Product Development

Early Stage Critical Illness

Comprehensive Early Stage Critical Illness (ESCI) product developed in Singapore in 2010

RGA dominates this best-selling product and introduced the product with innovative upsell and cross-sell underwriting campaigns

Expanded the sale of this product, tailored for the local market, to Indonesia in 2011, Malaysia 2012, Hong Kong 2013, Korea 2014

RGA continues to analyze and assess the resulting data in order to monitor profitability, manage the business quality, learn and adapt next generations of this product

RGA’s 360o Commitment

Measure and Analyze

Comprehensive Voice of the Customer (VOC)

Analysis and recommendation

Second-generation plan

New product proposal

Monitor and Refine

Refine product/strategy Monitor performance Schedule full VOC review

Plan

Market research and analysis

Product portfolio review

Voice of clients

Customer base analysis

Execute

Product design workshop

Rate development

Filing support

Underwriting review and training

Product launch plan

Asia

Focus on High Net Worth

High Net Worth Expansion in Asia

Pioneered the reinsurance of this product in 2003 in Asia and leveraged its first-mover advantage into a dominant market share in 2013

Major services are underwriting and pricing of mortality, which are two of RGA’s core competencies

Led the evolution and spread of this product from Hong Kong to Singapore and now to China, Indonesia and Korea

Another example of RGA’s winning formula of innovation, distribution, analysis and evolution of new product and underwriting solutions

Asia

Expanded Capabilities, Expanded Opportunities

Product Development

Living Benefits

Strongest footprint in Asia

Award-winning product development

Aging population

Emerging middle class

High Net Worth

Strong underwriting DNA

Pioneer and dominant market share Continuous growing wealth in Asian market

Global Financial Solutions

Understanding of International regulatory environment Optimizes local capital efficiency

Repatriating profits places strain on regulatory capital

Increasing interest in asset-intensive solutions from insurers

Data Analytics

Trust from clients allows access to data

Strong footprint provides understanding of clients’ needs

Local commercialization of global expertise

Simplify consumer and distributor experience for clients

Asia

Summary

Expected growth rates of 15% - 20% pre-tax operating income1, 10% - 15% net premiums

Substantial projected embedded profits in the in-force business

Experienced management team that fosters a culture of entrepreneurialism, collaboration and innovation

Growth opportunities within the region are abundant, and RGA is well-positioned in key markets

Regional structure in place to promote communication of ideas within the region and with other parts of RGA

Strong customer reputation for excellence in execution of new product development activities

Capital solution opportunities in selected markets

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Asia

Europe, Middle East and Africa (EMEA)

Paul A. Schuster

Senior Executive Vice President, Head of EMEA Markets

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Overview

Key Messages

U.K. dominates financial results, but Continental Europe provides attractive growth as the market recovers

South Africa, the #2 market in the region, continues to grow, largely driven by innovative products and distribution

GFS-related transactions to contribute to solid growth

U.K. claims, particularly critical illness, remain slightly volatile and seasonal, but broadly within original pricing targets

Pre-tax Operating Income1

($ Millions)

120

100

80
60
40
20

0

24.1% CAGR

14-17% CAGR

2009 2010 2011 2012 2013 2016

Actual

Projection

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

EMEA

Net Premiums

Key Messages

Biometric risk opportunities

continue to grow in

Continental Europe despite

recession

Continued support of large

multi-national clients to

contribute to growth

GFS-related transactions to

drive premiums due to new

certainty of Solvency II

U.K. protection market is

stabilizing, but remains highly

competitive

U.K. annuity market will be impacted by recent legislation, but impact to RGA is likely to be minimal

($ Millions)

1,800

1,600

1,400

1,200

1,000

800

600

400

200

0

Net Premiums

13.3% CAGR

7-12% CAGR

Actual

Projection

2009 2010 2011 2012 2013 2016

EMEA

Distribution of Premium

EMEA - 2013 Premium Distribution by Product

1%

11%

10%

12%

20%

46%

Life

Critical Illness

Longevity Swaps

Longevity Enhanced

Group

Health

EMEA

EMEA Executive Management Team

Name Position Years in Years

Industry¹ with RGA

Paul A. Schuster Senior Executive Vice President, Head of EMEA Markets 38 23

Enda Murphy Managing Director, RGA International Reinsurance 28 7

Company Limited and Executive Vice President and Chief

Operating Officer, International Operations

Jonathan Porter Senior Vice President and Chief Pricing Actuary, 22 5

International Markets

Olav Cuiper Senior Vice President, Head of Europe and Africa 30 5

Simon Wainwright Managing Director, U.K. and Ireland 30 2

1Includes experience in life insurance and life reinsurance industries. EMEA 89

Value Embedded in In-force

Key Messages

Sizeable block of in-force business Significant source of future earnings already embedded in the business New business expected to contribute additional value

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

(In force as of December 31, 2013)

Considerable projected future value

($ Billions)

0.6 0.3 0.0 -0.3 -0.6

2013 2023 2033 2043 2053 2063 2073 2083

Projected Future Value US GAAP Liabilities Best Estimate Liabilities

EMEA 90

U.K.

EMEA 91

Executive Management Team

Name

Simon Wainwright Richard Verdin James A. Galloway Gary S. Finkelstein Louise E. Hawkins Peter R. Barrett Calvin J. Cole

Position

Managing Director, U.K. and Ireland Chief Marketing Officer

Senior Vice President, Global Financial Solutions Senior Vice President, European Acquisitions Vice President, U.K. Operations Global Head of Claims Head of Underwriting and Claims, U.K. and Ireland Head of Underwriting, Europe

Years in Industry¹

30 26 28 26 12 30 31

Years with RGA

2	1 16 2

10 12 11

1Includes experience in life insurance and life reinsurance industries

EMEA 92

Current Profile

Profile

Office established in 1998 3rd largest market in the world Reinsurance license granted in 2000 Located in the city of London, near St.

Paul’s Cathedral Over 100 employees #2 in new business and #3 in in-force

Activities

Business Development

Traditional Financial Solutions

Actuarial Pricing

Traditional Financial Solutions

Underwriting and Claims

Traditional

EMEA Center of Excellence

AURA Development

Traditional

Underwritten annuities

Research & Development—Enabling Infrastructure

Operations Valuation Finance HR IT

Legal

EMEA 93

Outlook – Protection

Today

New business, industry-wide, is contracting For reinsurers, highly commoditized, pressures on margins

Trends

Life insurer taxation changes have lowered barriers to entry Annuity market changes have increased insurer focus on Protection market Technology is increasing innovation in the underwriting process

U.K. Industry Sales – Individual Protection New Business Premium (€m)

New business premium (€m)

0 200 400 600 800 1000 1200

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Calendar year of sale

EMEA 94

Outlook – Annuities

Today

Significant regulatory change in the 2014 budget will reduce overall demand for annuities Increased flexibility should increase the proportion of annuities that are underwritten Demographics still favorable for retirement markets

The projected increase in the UK population 2008-2033 is concentrated in older groups

By five year age bands

0-4 5-9 10-14 15-19 20-24 25-29 30-34 35-39 40-44 45-49 50-54 55-59 60-64 65-69 70-74 75-79 80-84 85-89 90-94 95-99 100*

0 2 4 6

2008

Addition by 2033

Millions Government Acturary’s Department

Trends

Those who do annuitize likely to do so at an older age Ability to underwrite annuities even more important, given increased anti-selection Bulk annuities and longevity swaps likely to continue recent high levels of activity

EMEA 95

Expanded Capabilities, Expanded Opportunities

Protection

New and different entrants are expected Business models will change

Electronic underwriting Electronic health records “Big data” Learning algorithms

RGA still has data-driven analysis, better biometric pricing decisions

30,000 life claims

31,000 critical illness claims

Emerging longevity mortality (nearly 45,000 deaths, 860,000 lives)

EMEA 96

Expanded Capabilities, Expanded Opportunities

Annuities

Product innovation addressing changing retirement income options Solid market continues for underwritten annuities; demographics are nearly ideal Recent regulatory changes have no impact in defined benefit pensions; active longevity swap market will continue

EMEA 97

Expanded Capabilities, Expanded Opportunities

Financial Solutions

Solvency II forcing a restructure of the industry as of January 1, 2016

Significant potential reinsurance opportunities as companies rethink their balance sheets and capital Asset-intensive transaction opportunities as 80% of Solvency II capital is asset-based Direct insurer risk appetite limits will create opportunities for reinsurance, removing market and biometric risk above these limits

EMEA 98

U.K. Summary

Protection market expected to remain very competitive Continuing attractive opportunities for enhanced annuities and longevity swaps supporting bulk annuities Significant product development activity in life and annuities “Next generation” distribution initiatives will emerge with new underwriting and products to support these Solvency II will force a restructuring of the industry resulting in numerous reinsurance opportunities

EMEA 99

Europe, Middle East and Africa

EMEA 100

Executive Management Team

Name

Olav Cuiper Rosa Alegria Ashraf Al-Azzouni Ark Bandosz Tjaart Esterhuyse Klaus Mattar Lionel Périnel Gökhan Özüm Johan Tuijp

Position

Senior Vice President, Head of EMEA Managing Director, Spain Managing Director, Middle East Managing Director, Italy Managing Director, South Africa Managing Director, Germany and CEE Managing Director, France General Manager, Turkey Managing Director, Netherlands and Nordics

Years in Industry¹

30 13 20 19 25 21 18 17 18

Years with RGA

5 4 4 13 5 6 7 1 4

1Includes experience in life insurance and life reinsurance industries.

EMEA 101

Local Offices

Office

Madrid Cape Town Paris Milan Cologne Amsterdam Dubai Istanbul

Year

1994 1998 2007 2007 2008 2009 2011 2013

Countries

Spain, Portugal South Africa France, Belgium Italy

Germany, Poland, Switzerland and CEE Netherlands, Nordics UAE

Turkey

EMEA102

Current Profile

Over 150 employees in the region

Principally pricing, underwriting and business development Growing local Global Financial Solutions staff

Enabling infrastructure support for:

Operations

Finance and Valuation HR

Legal IT

EMEA 103

Europe, Middle East and Africa

Expanded Capabilities, Expanded Opportunities

Established in all key countries with a well-known brand; the most client-focused life and health reinsurer Strong biometric business growth at 14%; Italy and South Africa have led the way Longevity reinsurance opportunities (supported by U.K. team) are significant, specifically in the Netherlands and Spain Solvency II will fundamentally reshape the European industry, effective January 1, 2016; significant reinsurance opportunities will emerge over the next few years as companies adjust to the new regulation Large, near-term opportunities will result from “Solvency 1.5” as companies react to and prepare for Solvency II

Develop turn-key solutions to partner with new distribution parties Establish alternative distribution agreements partnering with clients in Turkey and South Africa

EMEA 104

Europe, Middle East and Africa Summary

Very different reinsurance markets within the region Attractive biometric risk growth opportunities continue New opportunities likely to emerge reflecting the changing demographics and economic realities resulting in reinsurance support for longevity, long term care, and other “senior” life and health products “Next generation” distribution is already emerging; likely to see dramatic innovation in underwriting and product designs to support this Solvency II will force restructuring of the European industry, resulting in numerous reinsurance opportunities

EMEA 105

EMEA 106

Financial Overview

Jack B. Lay

Senior Executive Vice President and Chief Financial Officer

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Financial Overview

I. Historical Financial Performance and Metrics II. Capital Management and Structure III. Current Positioning IV. Unique Opportunity

Financial Overview 108

I. Historical Financial Performance and Metrics

Financial Overview 109

Strong Revenue Growth

Key Messages

Consistent growth Total revenues reflect strong growth in Global Financial Solutions businesses Premiums expected to grow 5%—8% in intermediate term

($ Millions) 12,000

10,000 8,000 6,000 4,000 2,000 -

2009 2010 2011 2012 2013

Premiums Other Revenues

Premiums 9.6% CAGR

Total Revenues 9.9% CAGR

Financial Overview 110

Consolidated Operating Income per Share1

Key Messages

Long track record of producing strong earnings 2013 reflects charge in Australia Intermediate projected growth rate assumes continued low interest rate environment

$10.00 $9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $-

2009 2010 2011 2012 2013 … 2016

7.9% CAGR2

5-8% CAGR

$5.51 $6.23 $6.55 $6.96

$7.482 Australia Charge $4.95

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. 2Excludes $184 million after-tax charge in Australia (2Q13).

Financial Overview 111

Operating Return on Equity1

Key Messages

Strong, stable operating ROE trend prior to 2013 2013 reflects charge in Australia Intermediate target range 11% -12% Potential tailwinds GFS transactions International growth Improving portfolio yields

14% 12% 10% 8% 6% 4% 2% 0%

2009 2010 2011 2012 2013 2014-16

Actual

Projection

Intermediate Target Range 11% - 12%

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Financial Overview 112

Low Interest Rate

Environment Is Manageable

Diminishing impact to ROE, EPS

Interest rates expected to move upward over time Appropriately positioned portfolio

Stable asset classes No significant changes to asset profile/mix

Average Annual Portfolio Yields1

7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00%

2009 2010 2011 2012 2013

Average Quarterly Portfolio Yields1

6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00%

2012 2013 1Q

2014

Cash flows associated with large traditional mortality block are relatively long; enables flexibility to invest in less liquid investments

1Excludes funds withheld and other spread-related business.

Financial Overview 113

II. Capital Management and Structure

Financial Overview 114

Capital Management Philosophy

Maintain solvency

Maintain liquidity at holding company and operating companies

Holding company funds total approximately $700 million currently

Maintain desired credit and financial strength rating levels Meet regulatory capital requirements of operating companies Maintain efficient capital base for attractive returns

Optimal mix of debt, equity and hybrid securities

Deploy excess capital back into the businesses or return to shareholders

Provide flexibility to take advantage of business opportunities

Financial Overview 115

Deployable Excess Capital Priorities

Organic growth at target returns or higher Block/M&A transactions

Winning smaller in-force transactions

Large, headline transactions more difficult to predict Target deployment of $200 million annually

Share repurchases

Repurchased 5.6 million shares, or $374 million (2013 through 1Q14) Authorization in place to purchase up to $300 million in shares

($113 million purchased through March 31, 2014)

Shareholder dividends

Significant shareholder dividend increases in recent years Increased focus on dividend payout ratio

Balanced approach that considers opportunities to deploy or return excess capital

Financial Overview 116

Dividend Payout Ratio – RGA vs. Life Insurance Industry

18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0%

2009 2010 2011 2012 2013 1

Life Insurance Industry RGA

Source: Evercore.

1Excludes $184 million Australia charge in 2Q13.

Financial Overview 117

Buyback Payout Ratio – RGA vs. Life Insurance Industry

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

2010

2011

2012

20131

2014 Pro forma

RGA $220M buyback would match projected industry ratio

Life Insurance Industry RGA

Source: Evercore.

1Excludes $184 million Australia charge in 2Q13.

Financial Overview 118

Total Payout Ratio – RGA vs. Life Insurance Industry

70.0%

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

2010

2011

2012

2013 1

2014 Pro forma

Life Insurance Industry RGA

RGA $320M return of capital would match projected industry ratio

Source: Evercore.

1Excludes $184 million Australia charge in 2Q13.

Financial Overview 119

Total Capitalization Levels

(Excluding Other Comprehensive Income)1,2

($ Millions)

$8,000

Hybrid Capital

$7,144

$7,186

80%

$7,000

Debt

$6,617

$719

$719

Shareholders’ Equity

70%

$6,000

Debt to Total Capital

$719

Hybrid to Total Capital

$5,615

$1,496

$1,496

60%

$319

$5,249

$1,097

$5,000

$478

$4,722

$1,096

50%

$478

$898

$4,930

$4,971

$4,000

$4,801

$897

40%

$4,201

$3,000

$3,873

$3,347

30%

20.8%

$2,000

20%

$1,000

10.0%

10%

$0

0%

2009

2010

2011

2012

2013

1Q14

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

2$492 million Timberlake Notes/collateral finance facility not included.

Financial Overview 120

Current Capital Structure1

Excess

Hybrid Capital

Capital

10%

8%

Shareholders’

Equity

(ex-AOCI)

Debt

65%

21%

March 31, 2014 Capitalization (ex-AOCI) $7.2 Billion

Debt is a flexible yet permanent component of RGA’s capital structure Appropriate laddering of debt maturities Coverage and leverage ratios within target limits Debt 68% and hybrid capital within target limits

Approximate capacities

Sr. Debt None Hybrids $300 million

1Excludes accumulated other comprehensive income.

Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Financial Overview 121

Debt and Hybrid Maturities

Efficient Laddering of Debt and Hybrid Securities

( $ Millions)

$ $ $ $ $

$

$

$

$

0$

50 100 150 200 250 300

2017

5.625% Fixed rate

2018

2019

6.45% Fixed rate

2020

2021

5.00% Fixed rate

2022

2023

4.70% Fixed rate

2042

6.2% Fixed-to-floating in 2022

2065

6.75% Fixed-to-floating in 2015

Senior Notes

Hybrid Securities

Financial Overview 122

2014 Excess Capital Pro-forma

($ Millions)

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

Representative Excess Capital Roll-Forward

($325) $565

($200) $600

($90) $550

2013 Generated Deployed Share Shareholder 2014 Capital Capital Repurchases Dividends

Reinsurance Operations Capital Management

Expect to generate >$300 million annual excess capital Long-term target cushion roughly $300 million

Financial Overview 123

III. Current Positioning

Financial Overview 124

Current Positioning

RGA is a major global competitor Growth opportunities are still abundant RGA is a unique investment opportunity

Financial Overview 125

RGA Is a Major Global Competitor

One of the top life reinsurers in the world

Leading new business market shares in the biggest markets in the world Well-regarded by clients

NMG, Flaspöhler survey results

Experts at executing a variety of risk transfer transactions

Financial Overview 126

Global Build-out Is Virtually Complete

We’ve been in this phase for 20+ years

We are continually leveraging capabilities and expertise across the global enterprise

1992 1973 1998

1998 2009 2006 2007 2008 1994 2007 2013

1998 2011 2002 1997 2005 2002 1995 1999 1995 1997 1996

Serving clients in more than 60 countries

Circled dates represents year of office opening. Financial Overview 127

Growth Opportunities Are Still Abundant

Why We Are Confident

Expertise in all areas (critical skills)

Mortality risk Asset-intensive reinsurance Morbidity risk Financial reinsurance Longevity risk Block transactions

Regulatory changes have historically

provided opportunities for growth

We expect that to continue We are flexible and prepared

Our most promising growth opportunities

International operations primarily Asian markets

Global Financial Solutions widespread opportunities in multiple markets

Block opportunities currently focused in the U.S. and Europe

Positioned in the right places with the expertise to capitalize on new opportunities

Financial Overview 128

Growing Importance of International and GFS Businesses

Two decades of strategic geographic and product expansion have significantly enhanced RGA’s enterprise value Combined international and GFS pre-tax operating earnings1 contributions have surpassed 50% of the consolidated level in recent years We expect those contributions to increase as we continue to leverage capabilities across our global platform Through innovation and enhanced capabilities, RGA has enjoyed steady growth and ongoing success by taking advantage of market opportunities

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Financial Overview 129

IV. Unique Opportunity

Financial Overview 130

RGA Is a Unique Insurance Investment Opportunity

Different risk profile, focus and approach versus primary insurers Lower equity and interest rate sensitivity Mortality focus – more predictable than equity and interest rate movements Built-in, long-term, high-quality earnings Strong performance track record Efficient mix of mature and growing businesses Experienced management team Footprint virtually complete; leveraging operations

Opportunity to diversify within the insurance space

Financial Overview 131

What to Expect Going Forward

Pursuit of industry opportunities

A balanced capital management strategy

Strong international and GFS growth A shift toward asset-based products An active block transaction environment

Strategic positioning will benefit us for years to come

Financial Overview 132

Global Growing Unique

Q&A

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Q&A 134

Appendix

Reinsurance Group of America, Incorporated | Tuesday, May 20, 2014

Financial Performance

Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ Millions)

U.S. & LATIN AMERICA TRADITIONAL OPERATIONS

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses Change in MV of Embedded Derivatives (1) Pre-tax Operating Income

ASSET INTENSIVE—U.S. & INTERNATIONAL

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses (1) Change in MV of Embedded Derivatives (1) Pre-tax Operating Income

FINANCIAL REINSURANCE—U.S. & INTERNATIONAL

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses Pre-tax Operating Income

LONGEVITY—U.S. & INTERNATIONAL

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses (1) Pre-tax Operating Income

(1) Net of DAC offset

2009 2010 2011 2012 2013

248.3 380.8 367.3 374.4 377.6 84.2 (25.1) (41.8) 0.3 (3.1)

— —(2.4) 2.0 (1.9) 332.5 355.7 323.1 376.7 372.6

2009

2010

2011

2012

2013

42.3

143.0

37.0

235.6

204.0

6.4

(4.7)

1.8

(79.8)

(14.9)

2.2

(63.2)

31.4

(45.7)

(23.0)

50.9

75.1

70.2

110.1

166.1

2009 2010 2011 2012 2013

32.0 37.0 48.0 64.9 87.0

— — — — -32.0 37.0 48.0 64.9 87.0

2009 2010 2011 2012 2013

7.6 15.6 25.7 27.9 39.1

— —(0.4) (0.6) (0.1) 7.6 15.6 25.3 27.3 39.0

Appendix 136

Financial Performance

Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ Millions)

CANADA OPERATIONS

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses Pre-tax Operating Income

EUROPE, MIDDLE EAST & AFRICA OPERATIONS

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses Pre-tax Operating Income

ASIA-PACIFIC OPERATIONS

GAAP Pre-Tax Income—Cont Ops Realized Capital (Gains) / Losses Pre-tax Operating Income

Australia and New Zealand Pre-tax Operating Income Asia (ex Aus/NZ) Pre-tax Operating Income Corporate Overhead Asia-Pacific Pre-tax Operating Income

(1) Net of DAC offset

2009 2010 2011 2012 2013

106.2 121.7 165.0 187.0 164.3 (18.5) (8.7) (21.8) (27.7) (16.6) 87.7 113.0 143.2 159.3 147.7

2009 2010 2011 2012 2013

31.6 62.0 69.3 61.0 74.6 (1.8) (1.9) (5.9) (11.1) (3.5) 29.8 60.1 63.4 49.9 71.1

2009 2010 2011 2012 2013

76.9 80.9 52.7 52.0 (226.6) 1.2 (5.4) (3.2) (8.4) 8.3 78.1 75.5 49.5 43.6 (218.3)

2009 2010 2011 2012 2013

40.3 32.6 (0.7) (21.5) (292.3) 70.0 82.4 94.7 114.4 125.5 (32.2) (39.5) (44.5) (49.3) (51.5) 78.1 75.5 49.5 43.6 (218.3)

Appendix 137

RGA

Financial Performance

GAAP / Operating Income and EPS Reconciliations ($ Millions)

RGA CONSOLIDATED

	2009	2010	2011	2012	2013
GAAP Pre-Tax Income - Cont Ops	540.6	806.2	763.6	919.2	635.3
Realized Capital (Gains) / Losses (1)	69.3	(76.1)	(101.5)	(129.5)	122.9
Change in MV of Embedded Derivatives (1)	21.4	(30.7)	74.7	(43.7)	(167.1)
Gain on Debt Repurchase	(38.9)	-	(65.6)	-	(46.5)
Loss on Retirement of PIERS	-	-	4.4	-	-
Pre-tax Operating Income	592.4	699.4	675.6	746.0	544.6

	2009	2010	2011	2012	2013
GAAP After-Tax Income - Cont Ops	373.0	535.7	546.0	631.9	418.8
Realized Capital (Gains) / Losses (1)	42.5	(50.3)	(69.2)	(87.1)	78.4
Change in MV of Embedded Derivatives (1)	14.0	(20.0)	48.6	(28.4)	(108.6)
Gain on Debt Repurchase	(25.3)	-	(42.6)	-	(30.2)
Loss on Retirement of PIERS	-	-	2.8	-	-
After-tax Operating Income	404.2	465.4	485.6	516.4	358.4

CONSOLIDATED EPS RECONCILIATION

Per Diluted Share Basis

	2009	2010	2011	2012	2013
GAAP Net Income	$ 5.09	$ 7.17	$ 7.37	$ 8.52	$ 5.78
Realized Capital (Gains) / Losses	0.57	(0.67)	(0.94)	(1.18)	1.09
Change in MV of Embedded Derivatives	0.20	(0.27)	0.65	(0.38)	(1.50)
Gain on Debt Repurchase	(0.35)	-	(0.57)	-	(0.42)
Loss on Retirement of PIERS	-	-	0.04	-	-
Operating EPS from Cont. Operations	$ 5.51	$ 6.23	$ 6.55	$ 6.96	$ 4.95

(1) Net of DAC offset

Appendix 138

RGA

Financial Performance

Stockholders' Equity Reconciliation ($ Millions)

	2009	2010	2011	2012	2013
GAAP Stockholders' Equity	$3,639.8	$4,765.4	$ 5,818.7	$ 6,910.2	$ 5,935.5
FAS 115 Equity Adjustment	104.5	651.4	1,419.3	1,877.6	820.2
Foreign Currency Adjustment	204.0	255.3	229.8	267.5	207.1
Unrealized Pension	(16.1)	(14.6)	(31.0)	(36.2)	(21.7)
Equity Excluding OCI	$ 3,347.4	$ 3,873.3	$ 4,200.6	$ 4,801.3	$ 4,929.9
GAAP Stockholders' Average Equity	$ 2,963.5	$ 4,254.6	$ 5,140.1	$ 6,328.0	$ 6,308.9
FAS 115 Average Equity Adjustment	(266.3)	462.4	914.6	1,636.9	1,290.2
Foreign Currency Adjustment	104.7	218.1	249.1	252.3	216.8
Unrealized Pension	(14.6)	(15.7)	(17.4)	(31.2)	(32.4)
Average Equity Excluding OCI	$ 3,139.7	$ 3,589.8	$ 3,993.8	$ 4,470.0	$ 4,834.3
Operating ROE - GAAP Stockholders' Equity	14%	11%	9%	8%	6%
Operating ROE - Excluding OCI	13%	13%	12%	12%	7%

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Book value per share	$ 31.33	$ 36.50	$ 41.38	$ 43.64	$ 48.70	$ 33.54	$ 49.87	$ 64.96	$ 79.31	$ 93.47	$ 83.87
Less: effect of FAS 115	2.74	3.92	5.92	5.46	5.05	(7.62)	1.43	8.88	19.35	25.40	11.59
Less: effect of CTA	0.86	1.50	1.40	1.77	3.43	0.35	2.80	3.48	3.13	3.62	2.93
Less: effect of Pension Benefit	-	-	-	(0.18)	(0.14)	(0.20)	(0.22)	(0.20)	(0.42)	(0.50)	(0.31)
Book value per share excluding OCI	$ 27.73	$ 31.08	$ 34.06	$ 36.59	$ 40.36	$ 41.01	$ 45.86	$ 52.80	$ 57.25	$ 64.95	$ 69.66

Periods prior to 2006 not restated for 2012 DAC accounting change.

Appendix 139

Appendix 140